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EXHIBIT 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

        We consent to the use of our report dated September 10, 2002, relating to the consolidated financial statements of LECG, Inc. and subsidiaries which is incorporated by reference in this Registration Statement, and the reference to our firm under the heading "Experts" in the Registration Statement No. 333-108189.

                      /s/  KPMG LLP

Chicago, IL
November 13, 2003

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS